UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017 (November 16, 2017)

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive Springfield, Massachusetts	01104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 286-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 Regulation FD

Item 7.01 Regulation FD Disclosure.

On November 16, 2017, Eversource Energy and Northern Pass Transmission LLC (“NPT”), a subsidiary of Eversource Energy, issued a news release announcing that the U.S. Department of Energy has issued a Record of Decision and approved the Presidential Permit for the Northern Pass hydroelectric transmission project that will allow NPT to construct transmission facilities at the U.S.-Canada border in Pittsburg, New Hampshire.   A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by Eversource Energy, The Connecticut Light and Power Company, NSTAR Electric Company, Public Service Company of New Hampshire or Western Massachusetts Electric Company under the Securities Act of 1933, as amended, unless specified otherwise.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1

News release, dated November 16, 2017, issued by Eversource Energy and Northern Pass Transmission LLC (“NPT”), announcing that the U.S. Department of Energy has issued a Record of Decision and approved the Presidential Permit for NPT’s Northern Pass project.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY

(Registrant)

November 16, 2017                                              By: /S/ JAY S. BUTH

     Jay S. Buth

     Vice President, Controller

     and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1

News release, dated November 16, 2017, issued by Eversource Energy and Northern Pass Transmission LLC (“NPT”), announcing that the U.S. Department of Energy has issued a Record of Decision and approved the Presidential Permit for NPT’s Northern Pass project.